Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The stock market continued to march higher—and in an especially orderly way—over the past six months. Stock prices increased roughly in line with earnings and, with the exception of a steep pullback in late February, the Russell 2000 Index of small-cap stocks moved almost consistently higher over the period. The Small-Cap Value Fund’s results were somewhat better than those of the overall small-cap market given our current emphasis on small companies that benefit from world growth, which remained robust even as the U.S. economy slowed. Our focus on energy, materials, and industrials shares, in particular, helped the fund outperform its benchmark over the period.

HIGHLIGHTS

• Growth in corporate profits helped small-cap stocks move higher over the past six months, although small-caps modestly trailed large-caps.

• The fund handily outpaced its small-cap indexes over the period, while performing similarly to its peer group.

• A focus on small-cap firms that focus on growth overseas and a high level of takeovers of portfolio holdings helped results in the period.

• Growth stocks may be in the process of recapturing market leadership from value shares, but small-cap value stocks still appear to offer abundant long-term potential.

The Small-Cap Value Fund gained 8.35% over the past six months and 14.30% over the past year. As shown in the table, the fund performed well ahead of the Russell 2000 and Russell 2000 Value indexes and similarly to the Lipper Small-Cap Value benchmark over the past six months, while lagging all three a bit over the year. The fund trailed the Lipper Small-Cap Core benchmark over both periods. (Although Lipper classifies the portfolio as “Small-Cap Core,” we also show results for the Small-Cap Value Funds category, which we think is more compatible with our investment style and objective.) The fund’s position against its peers declined for the one-year period, but it remained highly ranked for the 3-, 5-, and 10-year periods ended June 30, 2007. (Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 518 out of 732, 99 out of 564, 84 out of 442, and 23 out of 150 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2007, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy slowed sharply in the first quarter, with gross domestic product expanding by a mere 0.7%, its slowest pace in four years. Despite some hopeful signs at the end of 2006, the housing sector continued to serve as a drag on overall growth. New home sales fell, and home prices declined nationally. Rising defaults and bankruptcies among subprime mortgage lenders became an added concern for the sector early in the year. Then, as spring progressed, rising subprime loan defaults began affecting other financial firms and the broader economy.

While the housing sector remained very weak, however, manufacturing and capital spending appeared to be accelerating as the second quarter progressed. Most major economies overseas were humming, providing improved opportunities for American exporters. Thanks in part to good export growth, the domestic job market also remained strong, with the unemployment rate hovering around 4.5%. Healthy paychecks helped consumers weather high energy prices, although consumer confidence began to moderate as the period ended.

The shift in the character of the economic expansion was reflected in market patterns. In some ways, the stock market was like a successful sports team, with fresh talent coming in to replace injured veterans. Real estate and financials firms, which had driven market gains in the past few years, took to the bench, and utilities shares reversed their gains of last year. Technology and telecommunications firms began to perform better, and takeover activity boosted the share prices of some struggling companies. Energy stocks performed well as oil prices returned to near-record highs.

PORTFOLIO ACTIVITY

The fund has long had a focus on small-cap U.S. companies that benefit from growth in the world economy. As a result, we have substantial and wide-ranging investments in industrials and business services firms, which typically thrive from a healthy global economy, either directly through sales overseas or indirectly through serving large exporters. These shares made a significant contribution to our overall results in the past quarter. Trucker Landstar, electrical and networking cable firm Belden, and diversified manufacturer Raven Industries all performed well in the period on the back of strong earnings. Similar results graced our materials holdings. For example, Carpenter Technology, which produces specialty metals, saw strong demand from both domestic and overseas aerospace manufacturers. Finally, our energy investments have performed well for most of the past several years, and these continued to prosper for the most part in recent months as oil prices climbed. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Continuing a trend from last year, another source of strong performance came from holdings that were taken over at a premium. In some cases, these firms were purchased by private equity buyout groups, which took advantage of low interest rates to finance the purchase. In the majority of cases, however, takeovers occurred as the result of a strategic acquisition by a competitor seeking to combine operations or gain access to new markets. Even in these situations, private equity firms often played a role by forcing the hand of the strategic buyer—if they waited to take action, a cash-rich buyout firm might snap up the target.

The table on the following page lists the 21 takeovers of portfolio holdings that were announced or proposed in the first half of the year. Among the most lucrative of these for the portfolio in terms of their impact on results were the takeover of aggregate producer Florida Rock Industries by competitor Vulcan, the buyout of First Republic Bank of San Francisco by Merrill Lynch, and the purchase of offshore driller Todco by rival Hercules. While the pace of acquisitions slowed in the second quarter, the fund is on track to better its record of 2006, in which 26 holdings were subjects of takeover bids.

While companies plugged into the world economy did well over the past six months, those reliant on the domestic consumer struggled. Higher gasoline prices took a toll on family budgets, and as a result, many of the fund’s consumer discretionary holdings saw decreased earnings and revenues. Specialty retailers such as Hancock Fabrics and Hibbett Sports declined substantially, and restaurant firm Rare Hospitality International, which operates LongHorn Steakhouse and other chains, also fell sharply.

The market’s biggest laggard recently has been the homebuilding industry, and our fund felt the effects of the continuing slump in housing prices and new construction. Orleans Homebuilders, M/I Homes, and manufactured homebuilder Skyline all weighed on results. As we noted in our last letter, we are interested in homebuilders because they are the most out-of-favor group in the stock market—an attractive characteristic in the eyes of value investors. We have been hopeful that housing might turn the corner this year, but we acknowledge that conditions could remain poor for some time to come. In the meantime, we believe these companies have compellingly cheap valuations that provide significant support for our investment.

Indeed, several of our largest purchases in the past six months were in homebuilding and real estate. We made a significant new investment in Meritage, a well-managed homebuilder whose valuation has been bid down into our small-cap range, and we increased our position in M/I Homes. Likewise, we took a significant new position in one real estate investment trust (REIT), Cedar Shopping Centers, and added to another, Parkway Properties.

We also continued to add to our stable of business development companies, which take positions in privately held smaller businesses. Major investments in this category included Compass Diversified, Pennant Park Investment Corporation, and European Capital. Shares in commercial banks have suffered lately due to concerns about subprime lending and rising rates, but we added positions in regional banks, such as Seacoast Banking, where we see good niche opportunities. One notable investment in this category was Home Bancshares, an Arkansas Bank that stands to benefit from the development of the Fayetteville Shale, a massive natural gas field in Central Arkansas that promises to bring investment and jobs to the region.

The fund’s major sales over the period mostly followed our preferred script: selling to take profits on successful investments. This was the case with iron ore processor Cleveland-Cliffs, Centerra Gold, Macquarie Infrastructure, and wind turbine manufacturer Repower Systems, which we discussed in detail in our last report. Reflecting the active deal-making environment, many of our other top sales occurred as the result of a takeover, which allowed us to sell our shares at a premium. These included Innkeepers USA, a REIT, steel producer Lone Star Technologies, and Wells Fargo, the sale of which actually represented the liquidation of our position in Placer Sierra Bancshares, a regional bank acquired by Wells.

The high level of takeovers has produced a cash position of 10.5% for the fund as of the end of June (see Sector Diversification table). While the fund does own a futures position that offsets over 15% of that cash, the net position is still higher than usual. We are not making a market call and holding cash in anticipation of a downturn; instead, we are moving at our normal, deliberate pace to research and invest in new ideas for the portfolio. Should takeover activity slow or the market undergo a typical summer reversal, we would expect our cash position to decline to more normal levels as we put money to work.

A WORD ABOUT PRIVATE EQUITY

The importance of private-equity firms has gathered increasing attention lately. These pools of capital are designed to buy majority stakes in companies, typically with the goal of restructuring operations and improving profitability. In many cases, private-equity funds use their investor capital only as a down payment on the purchase, taking on debt to finance the balance using the target company’s equity as collateral—known as a “leveraged buyout.” Private-equity firms may plan to put new leaders in place, but increasingly they have operated in cooperation with existing managements, who become partners in the deals. Such firms have continued to attract large amounts of institutional investor capital. Because they can leverage these dollars through borrowing, the inflows have created a massive pool of capital—perhaps on the order of $1 trillion—ready to flow into the takeover market.

On the one hand, as our recent results would indicate, this is good news for public investors. Even the rumor of a private-equity acquisition can often bid up stock prices for existing investors, and when deals actually occur, we have been happy to liquidate positions for a healthy profit.

On the other hand, the current frenzy of private equity has all the characteristics of a mania—and manias typically do not end well in the financial markets. Credit standards and collateral requirements for these acquisitions have become very low, and it is difficult in many cases to see how private-equity firms will wring out sufficient efficiencies from companies both to service the debt and to make a good return on their investment. Many of the acquired firms that have seen huge debt loaded on their balance sheets as part of their takeover may in fact end up in bankruptcy, and those who hold this debt may face defaults.

To date, the Small-Cap Value Fund has mostly benefited from elevated takeover activity. Given our concern about buyout excesses, however, we have begun to take a tougher look at portfolio companies that have above-average debt levels; we are emphasizing business development companies that invest in less-risky senior debt; and we remain only two-thirds as exposed to financials as our benchmark index. If (or when) buyout defaults rise, this fund should be somewhat insulated from its worst effects.

OUTLOOK

While the world’s economies appear to be in good shape, financial markets seem somewhat more fragile. Investors have recently demanded very little in the way of additional compensation for taking on additional risk—whether they are investing in high-yield bonds, emerging markets, or other volatile instruments. Should investors become more risk averse, these assets are likely to suffer the largest corrections. We are confident that our holdings would fare better in such a scenario given their more stable businesses and less-stretched valuations. However, we would not be surprised to encounter some volatility in coming months.

Another question arises that is of more narrow interest for small-cap value investors: Is our sector’s period of market leadership ending? For a few years now, I have written to you about the uniquely favorable run value shares have had relative to growth stocks—and how waiting for growth stocks to reassert themselves has been a bit like waiting for Godot. Growth stocks, both large- and small-cap, handily outperformed in the second quarter, perhaps marking the start of a prolonged period in which growth outpaces value and makes up lost ground. This would not favor our investment style in particular, but it would, in a sense, be a sign of a healthy market, one in which we would be happy to participate.

I do not view either an increase in risk aversion or a change in market leadership as reasons to abandon small-cap value investing. Nevertheless, my counsel is for investors to be well diversified to benefit from a range of market scenarios. I believe our holdings still offer abundant long-term potential, and, together with our analysts, we are working diligently to replace the many stocks that have been acquired from our portfolio.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 20, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007
ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE						
Beginning of period	$ 41.21	$ 36.91	$ 35.68	$ 29.39	$ 21.94	$ 22.66
Investment activities						
Net investment income	0.10	0.25	0.19	0.16	0.12	0.15
Net realized and unrealized gain (loss)	3.34	5.73	2.97	7.37	7.86	(0.56)
Total from investment activities	3.44	5.98	3.16	7.53	7.98	(0.41)
Distributions						
Net investment income	–	(0.27)	(0.17)	(0.16)	(0.12)	(0.14)
Net realized gain	–	(1.41)	(1.76)	(1.08)	(0.41)	(0.18)
Total distributions	–	(1.68)	(1.93)	(1.24)	(0.53)	(0.32)
Redemption fees added to paid-in capital	–	–	–	–	–	0.01
NET ASSET VALUE						
End of period	**$ 44.65**	**$ 41.21**	**$ 36.91**	**$ 35.68**	**$ 29.39**	**$ 21.94**

Ratios/Supplemental Data

Total return^	**8.35%**	**16.24%**	**8.74%**	**25.69%**	**36.43%**	**(1.76)%**
Ratio of total expenses to average net assets	0.81%†	0.83%	0.84%	0.86%	0.88%	0.89%
Ratio of net investment income to average net assets	0.45%†	0.63%	0.52%	0.53%	0.48%	0.66%
Portfolio turnover rate	11.5%†	12.2%	11.9%	8.5%	10.3%	12.2%
Net assets, end of period (in millions)	$ 5,779	$ 5,387	$ 4,712	$ 4,489	$ 3,287	$ 2,395

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/07‡	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE						
Beginning of period	$ 40.99	$ 36.73	$ 35.50	$ 29.27	$ 21.86	$ 22.64
Investment activities						
Net investment income	0.05	0.18	0.12	0.12	0.10	0.14
Net realized and unrealized gain (loss)	3.33	5.69	2.96	7.31	7.81	(0.60)
Total from investment activities	3.38	5.87	3.08	7.43	7.91	(0.46)
Distributions						
Net investment income	–	(0.20)	(0.09)	(0.12)	(0.09)	(0.14)
Net realized gain	–	(1.41)	(1.76)	(1.08)	(0.41)	(0.18)
Total distributions	–	(1.61)	(1.85)	(1.20)	(0.50)	(0.32)
NET ASSET VALUE						
End of period	**$ 44.37**	**$ 40.99**	**$ 36.73**	**$ 35.50**	**$ 29.27**	**$ 21.86**
Ratios/Supplemental Data						
Total return^	**8.25%**	**16.02%**	**8.56%**	**25.45%**	**36.24%**	**(2.02)%**
Ratio of total expenses to average net assets	1.01%†	1.02%	1.03%	1.03%	1.04%	1.06%
Ratio of net investment income to average net assets	0.25%†	0.44%	0.32%	0.36%	0.34%	0.64%
Portfolio turnover rate	11.5%†	12.2%	11.9%	8.5%	10.3%	12.2%
Net assets, end of period (in thousands)	$ 821,604	$ 738,418	$ 608,608	$ 612,195	$ 307,484	$ 159,030

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 87.9%		
CONSUMER DISCRETIONARY 11.5%		
Auto Components 0.8%		
Dorman Products (1)(2)	1,014,000	14,014
Drew Industries (2)	200,000	6,628
Fuel Systems Solutions (2)	625,000	10,363
Shiloh Industries	511,860	6,234
Strattec Security (1)(2)	283,300	13,315
		50,554
Automobiles 0.4%		
Winnebago	925,000	27,306
		27,306
Distributors 0.5%		
Building Material Holding	925,000	13,126
Keystone Automotive (2)	495,000	20,478
		33,604
Diversified Consumer Services 0.1%		
Matthews International, Class A	175,000	7,632
		7,632
Hotels, Restaurants & Leisure 2.4%		
Applebee's	580,000	13,978
Champps Entertainment (1)(2)	1,060,000	5,035
Champps Entertainment, Warrants, 12/15/07 (1)(2)	93,809	—
Orient-Express, Class A	950,000	50,730
Rare Hospitality International (1)(2)	1,519,200	40,669
Ruby Tuesday	1,005,000	26,462
Steak 'N Shake (2)	1,125,000	18,776
		155,650
Household Durables 2.5%		
Cavalier Homes (1)(2)	1,600,000	7,824

Cavco Industries (1)(2)	462,700	17,361
Chromcraft Revington (1)(2)	460,000	3,445
CSS Industries (1)	958,500	37,966
Dixie Group, Class A (2)	950,000	11,875
Hooker Furniture	186,800	4,192
M/I Homes	570,000	15,162
Meritage (2)	390,000	10,432
Orleans Homebuilders (1)	1,210,000	10,225
Palm Harbor Homes (2)	785,000	11,108
Skyline (1)	529,500	15,890
Stanley Furniture (1)	894,500	18,373
WCI Communities (2)	120,000	2,002
		165,855
Leisure Equipment & Products 0.5%		
Pool	879,200	34,315
		34,315
Media 1.4%		
Courier (1)	976,800	39,072
Fisher Communications (2)	100,000	5,079
Journal Register (1)	2,050,000	9,184
Live Nation (2)	790,000	17,680
Regent Communications (2)	1,650,000	5,527
Saga Communications, Class A (2)	1,456,000	14,269
		90,811
Multiline Retail 0.1%		
Fred's, Class A	625,000	8,362
		8,362
Specialty Retail 2.6%		
Aaron Rents, Class A (1)	708,625	18,495
Aaron Rents, Class B (1)	2,113,050	61,701
Cost Plus (2)	909,000	7,709

Haverty Furniture	1,092,400	12,748
Hibbett Sports (2)	1,500,000	41,070
S & K Famous Brands (1)(2)	300,300	3,904
Stein Mart	2,055,000	25,194
		170,821
Textiles, Apparel & Luxury Goods 0.2%		
Culp (1)(2)	702,400	6,329
Steven Madden	265,000	8,681
Weyco Group	15,791	425
		15,435
Total Consumer Discretionary		760,345
CONSUMER STAPLES 2.3%		
Beverages 0.2%		
Coca-Cola Bottling	285,000	14,336
		14,336
Food & Staples Retailing 1.2%		
Casey's General Stores	300,000	8,178
Nash Finch (1)	800,000	39,600
Wild Oats Markets (2)	580,066	9,722
Winn-Dixie Stores (2)	846,400	24,799
		82,299
Food Products 0.3%		
J.G. Boswell	23,741	18,188
Monterey Pasta (1)(2)	1,100,000	4,697
		22,885
Household Products 0.2%		
Oil-Dri	608,250	10,675
		10,675

Tobacco 0.4%		
Alliance One International (2)	2,300,000	23,115
		23,115
Total Consumer Staples		153,310
ENERGY 7.6%		
Energy Equipment & Services 3.9%		
Atwood Oceanics (2)	600,000	41,172
Carbo Ceramics	301,850	13,224
Superior Well Services (2)	180,000	4,574
TETRA Technologies (1)(2)	4,000,000	112,800
Todco (2)	1,015,000	47,918
Union Drilling (2)	640,000	10,509
W-H Energy Services (2)	450,000	27,859
		258,056
Oil, Gas & Consumable Fuels 3.7%		
Encore Acquisition (2)	1,720,000	47,816
Forest Oil (2)	978,100	41,335
Geomet (2)	1,130,000	8,656
Mariner Energy (2)	825,000	20,006
Penn Virginia	1,677,200	67,424
Whiting Petroleum (2)	1,460,300	59,171
		244,408
Total Energy		502,464
FINANCIALS 18.1%		
Capital Markets 1.7%		
Ares Capital Corp.	1,110,000	18,704
Capital Southwest	108,500	16,903
Cowen Group (2)	100,000	1,791
Gladstone Capital	100,000	2,146

Diversified Financial Services 0.2%		
Compass Diversified Trust	900,000	16,047
		16,047
Insurance 4.7%		
Bristol West Holdings	600,000	13,422
Employers Holdings	305,000	6,478
James River Group	88,800	2,951
KMG America (2)	870,000	4,567
Markel (2)	109,000	52,817
Max Capital Group	1,480,000	41,884
Midland	900,000	42,246
National Interstate	621,000	16,196
Ohio Casualty	485,000	21,005
ProAssurance (2)	1,558,500	86,762
Procentury (1)	1,125,000	18,855
Seabright Insurance (2)	333,800	5,835
		313,018
Real Estate Investment Trusts (REITs) 5.7%		
Cedar Shopping Centers, REIT	820,000	11,767
EastGroup Properties, REIT	475,000	20,814
First Potomac Realty Trust, REIT	279,000	6,498
Homebanc, REIT	1,900,000	2,413
Innkeepers USA, REIT	300,000	5,319
Kilroy Realty, REIT	1,315,800	93,211
Kite Realty Group Trust, REIT (1)	1,835,000	34,902
LaSalle Hotel Properties, REIT	989,600	42,968
National Health Realty, REIT (1)	763,200	17,981
Parkway Properties, REIT	320,000	15,370
Potlatch, REIT	900,000	38,745
Saul Centers, REIT	88,400	4,009
Strategic Hotel Capital, REIT	1,925,000	43,293

Washington SBI, REIT	1,113,400	37,856
		375,146
Total Financials		1,194,987

HEALTH CARE 5.6%

Biotechnology 1.2%

Combinatorx (2)	57,870	357
Cougar Biotechnology (1)(2)	820,000	19,352
Cougar Biotechnology (1)(2)(4)	45,117	958
deCode genetics (2)	832,600	3,110
Inhibitex (1)(2)	1,700,000	2,210
Inhibitex, Warrants, 11/20/09 (1)(2)(4)	211,281	—
Lexicon Pharmaceuticals (2)	1,310,000	4,205
Martek Biosciences (2)	225,000	5,843
Momenta Pharmaceuticals (2)	210,000	2,117
Myriad Genetics (2)	545,000	20,269
Panacos Pharmaceuticals (2)	675,000	2,180
Pharmion (2)	625,000	18,094
		78,695

Health Care Equipment & Supplies 2.3%

Analogic	350,000	25,728
AngioDynamics (2)	239,924	4,321
Arrow International	910,000	34,835
Atrion (1)	168,000	16,464
National Dentex (2)	96,000	1,802
Quidel (1)(2)	2,080,000	36,525
Regeneration Technologies (2)	280,000	3,150
Sonic Innovations (1)(2)	1,565,000	13,693
Strategic Diagnostics (1)(2)	1,025,000	4,633
West Pharmaceutical Services	312,000	14,711
		155,862

Health Care Providers & Services 1.6%		
Capital Senior Living (1)(2)	1,630,000	15,355
Landauer (1)	577,600	28,447
National Healthcare	184,410	9,515
Odyssey Healthcare (2)	80,000	949
Owens & Minor	1,417,300	49,520
SRI Surgical Express (1)(2)	485,000	2,522
		106,308
Life Sciences Tools & Services 0.5%		
Exelixis (2)	2,047,600	24,776
Verenium (2)	1,300,000	6,591
		31,367
Total Health Care		372,232
INDUSTRIALS & BUSINESS SERVICES 21.9%		
Aerospace & Defense 0.3%		
Breeze-Eastern (1)(2)	571,200	8,225
EDO	304,200	9,999
		18,224
Air Freight & Logistics 1.3%		
Hub Group, Class A (2)	1,440,000	50,630
UTi Worldwide	1,410,000	37,774
		88,404
Airlines 0.3%		
AirTran (2)	1,050,000	11,466
Frontier Airlines Holdings (2)	1,525,800	8,544
		20,010
Building Products 1.8%		
Ameron International (1)	520,000	46,899
Builders FirstSource (2)	700,000	11,242

Gibraltar Industries	1,407,400	31,174
Universal Forest Products	746,000	31,526
		120,841
Commercial Services & Supplies 3.2%		
American Ecology	720,000	15,422
Casella Waste Systems, Class A (1)(2)	1,791,000	19,307
FTI Consulting (2)	1,528,700	58,136
G & K Services, Class A	680,000	26,867
Integrated Water Resources	200,000	14
McGrath RentCorp (1)	1,650,000	55,589
Pike Electric (2)	465,000	10,407
Waste Connections (2)	750,000	22,680
		208,422
Construction & Engineering 0.7%		
Insituform Technologies, Class A (1)(2)	1,675,000	36,532
Sterling Construction (2)	310,000	6,556
		43,088
Electrical Equipment 3.1%		
Belden	1,150,000	63,652
BTU International (1)(2)	700,000	9,653
C&D Technologies (1)(2)	1,725,000	9,660
Franklin Electric	740,000	34,913
Genlyte Group (2)	620,000	48,695
LSI Industries	340,000	6,086
Woodward Governor	612,700	32,884
		205,543
Industrial Conglomerates 1.2%		
Raven Industries (1)	2,134,600	76,227
Smith Investment	20,000	1,295
		77,522

Machinery 3.4%		
3D Systems (1)(2)	1,320,624	32,844
3D Systems (1)(2)(4)	180,000	4,029
Accuride (2)	945,000	14,562
Badger Meter (1)	706,400	19,963
Cascade	280,000	21,963
CIRCOR International	351,300	14,203
Greenbrier Companies	225,000	6,800
Joy Global	85,000	4,958
K-Tron (1)(2)	256,323	25,984
Lydall (1)(2)	1,020,000	14,902
Nordson	555,700	27,874
Oshkosh Truck	550,000	34,606
		222,688
Marine 1.2%		
International Shipholding (1)(2)	765,000	15,407
Kirby Corporation (2)	1,010,000	38,774
Overseas Shipholding Group	300,000	24,420
		78,601
Road & Rail 4.0%		
Dollar Thrifty Auto Group (1)(2)	1,400,000	57,176
Genesee & Wyoming, Class A (2)	2,055,000	61,321
Landstar Systems	2,590,000	124,968
USA Truck (2)	230,000	3,818
Vitran, Class A (1)(2)	900,000	19,206
		266,489
Trading Companies & Distributors 0.8%		
Aceto (1)	1,500,000	13,905
Beacon Roofing Supply (2)	575,000	9,769
Electro Rent (1)	2,008,700	29,207
		52,881

Internet Software & Services 0.7%		
Clarus (2)	510,200	4,643
LookSmart (2)	750,000	2,925
Saba Software (2)	100,000	513
Taleo, Class A (2)	665,000	14,982
Websense (2)	1,000,000	21,250
		44,313
IT Services 0.7%		
Edgewater Technology (2)	250,000	1,970
MPS Group (2)	2,127,800	28,449
Safeguard Scientifics (2)	636,800	1,789
Startek	720,200	7,771
TNS (2)	404,200	5,825
		45,804
Semiconductor & Semiconductor Equipment 2.1%		
Actions Semiconductor, ADR (2)	828,165	5,093
Advanced Energy Industries (2)	1,100,000	24,926
ATMI (2)	410,000	12,300
Brooks-Pri Automation (2)	2,790,000	50,638
California Micro Devices (1)(2)	1,600,000	6,480
Cohu	566,000	12,594
Conexant Systems (2)	2,100,000	2,898
Lattice Semiconductor (2)	765,000	4,376
Nextest Systems (2)	343,920	4,701
Power Integrations (2)	137,900	3,613
Sigmatel (2)	775,000	2,248
Zarlink Semiconductor (2)	4,200,000	7,560
		137,427
Software 1.7%		
Ansoft (2)	220,000	6,488
Catapult Communications (2)	590,000	5,853

Moldflow (2)	555,300	12,205
Progress Software (2)	1,300,000	41,327
SPSS (2)	685,000	30,236
Wind River Systems (2)	1,500,000	16,500
		112,609
Total Information Technology		544,243
MATERIALS 7.5%		
Chemicals 2.7%		
Airgas	220,000	10,538
American Vanguard (1)	2,000,000	28,640
Arch Chemicals	800,000	28,112
Hawkins Chemical	421,906	6,518
Innospec (1)	1,169,000	69,216
Material Sciences (2)	653,700	7,707
Minerals Technologies	10,000	670
Penford (1)	840,000	22,924
Symyx Technologies (2)	550,000	6,331
		180,656
Construction Materials 0.9%		
Florida Rock Industries	840,000	56,700
		56,700
Containers & Packaging 0.5%		
Chesapeake Corporation	560,100	7,041
Myers Industries	1,040,000	22,994
		30,035
Metals & Mining 2.7%		
Carpenter Technology	700,000	91,217
Centerra Gold (CAD) (2)(3)	1,750,000	17,359
Cleveland-Cliffs	185,000	14,369
Meridian Gold (2)	600,000	16,548

PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.0%		
Media 0.0%		
Spanish Broadcasting	2,394	2,627
Total Consumer Discretionary		2,627
FINANCIALS 0.1%		
Real Estate Investment Trust Securities 0.1%		
HomeBanc, REIT	185,100	3,321
Total Financials		3,321
Total Preferred Stocks (Cost $5,759)		5,948
CONVERTIBLE PREFERRED STOCKS 0.0%		
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Marine 0.0%		
International Shipholding (1)	25,000	1,353
Total Convertible Preferred Stocks (Cost $1,250)		1,353
CONVERTIBLE BONDS 1.2%		
3D Systems, 6.00%, 11/30/13 (1)(4)	4,600,000	11,238
Acadia Realty Trust, 3.75%, 12/15/26 (3)	10,000,000	10,186
Champps Entertainment, 5.50%, 12/1/07 (1)	4,000,000	3,902
deCODE Genetics, 3.50%, 4/15/11	5,000,000	3,679
deCODE Genetics, 3.50%, 4/15/11 (3)	3,000,000	2,207
First Potomac Realty Trust, 4.00%, 12/15/11 (3)	5,000,000	4,643
Frontier Airlines, 5.00%, 12/15/25	2,000,000	1,741
Incyte, 3.50%, 2/15/11	8,000,000	7,038
NPS Pharmaceuticals, 3.00%, 6/15/08	10,000,000	9,543

(1) Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income ‡	Value 6/30/07	12/31/06
3D Systems Common	$ -	$ -	$ -	$ 32,844	$ 21,077
3D Systems Cv. Bond	-	-	138	11,238	7,212
3D Systems Restricted	3,150	-	-	4,029	-
Aaron Rents, Class A	295	-	21	18,495	18,385
Aaron Rents, Class B	-	-	63	61,701	60,814
Aceto	-	1,615	155	13,905	14,472
American Vanguard	367	-	80	28,640	31,450
Ameron International	548	-	206	46,899	39,101
Atrion	-	-	67	16,464	13,062
Badger Meter	-	-	113	19,963	19,567
Breeze-Eastern	858	750	-	8,225	5,496
BTU International	248	-	-	9,653	6,615
C&D Technologies	-	-	-	9,660	8,177
California Micro Devices	-	-	-	6,480	7,008
Capital Senior Living	442	-	-	15,355	16,864
Casella Waste Systems, Class A	-	-	-	19,307	21,904
Cavalier Homes	-	-	-	7,824	6,720
Cavco Industries	2,105	-	-	17,361	14,016
Champps Entertainment, Common	-	-	-	5,035	7,367
Champps Entertainment Cv. Bond	-	-	110	3,902	3,910

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

		6 Months Ended 6/30/07		Year Ended 12/31/06
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	13,471	$	35,959
Net realized gain		239,842		408,256
Change in net unrealized gain		258,361		409,697
Increase in net assets from operations		511,674		853,912
Distributions to shareholders				
Net investment income				
Investor Class		–		(34,550)
Advisor Class		–		(3,538)
Net realized gain				
Investor Class		–		(180,430)
Advisor Class		–		(24,940)
Decrease in net assets from distributions		–		(243,458)
Capital share transactions*				
Shares sold				
Investor Class		418,427		1,056,901
Advisor Class		90,332		186,896
Distributions reinvested				
Investor Class		–		206,618
Advisor Class		–		22,895
Shares redeemed				
Investor Class		(475,991)		(1,130,287)
Advisor Class		(69,008)		(149,073)
Redemption fees received		131		485
Increase (decrease) in net assets from capital share transactions		(36,109)		194,435
Net Assets				
Increase during period		475,565		804,889
Beginning of period		6,125,193		5,320,304
End of period	**$**	**6,600,758**	**$**	**6,125,193**
Undistributed net investment income		14,771		1,300

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and Small-Cap Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions are declared and paid by each class an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended June 30, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $333,294,000 and $508,525,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes was $3,802,155,000. Net unrealized gain aggregated $2,799,565,000 at period-end, of which $2,978,735,000 related to appreciated investments and $179,170,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $69,000 for Price Associates, $773,000 for T. Rowe Price Services, Inc., and $2,119,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2007, the fund was allocated $452,000 of Retirement Funds’ expenses, of which $356,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2007, approximately 7% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2007, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 92,155 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007